EXHIBIT 10.31


                   SECOND AMENDMENT TO REGISTRATION AGREEMENT


     THIS SECOND AMENDMENT TO REGISTRATION AGREEMENT, dated as of December 29, 1995 (this "Amendment"), by and between Heller Equity Capital Corporation, a Delaware corporation ("HECC"), and MedQuist Inc., a New Jersey corporation ("Borrower"), is made with reference to the following facts:

     A. Borrower and Heller Financial, Inc., a Delaware corporation ("HFI"), are parties to that certain Registration Agreement, dated as of December 14, 1992 (the "Original Registration Agreement").

     B. Pursuant to that certain Amendment and Assignment of Registration Agreement, dated as of May 27, 1994, among Borrower, HFI and HECC, the Original Registration Agreement was amended and assigned to HECC (as so amended and assigned, the "Amended Registration Agreement").

     C. HECC and Borrower wish to further amend the Amended Registration Agreement.

     NOW, THEREFORE, in consideration of the mutual execution of this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HECC and Borrower agree as follows:

     1. Amendments. The Amended Registration Agreement is hereby amended by deleting the date "May 31, 2000" in the first sentence and in the second sentence (where such date appears twice) of Section 1(g) of the Amended Registration Agreement and in each case substituting therefor the date of "December 31, 2002".

     2. No Further Amendments. Except as expressly set forth in Section 1 of this Amendment, all of the terms and provisions of the Amended Registration Agreement remain unchanged and in full force and effect.

     3. Consent to Registration Agreement. Notwithstanding the terms of the Amended Registration Agreement, HECC hereby consents to Borrower's execution and delivery of that certain Registration Agreement, dated September 30, 1995, among Borrower, David A. Cohen and Edward Forstein.

     4. Governing Law. This Amendment for all purposes shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois, without giving effect to any choice of law or conflict provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.


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         THE PARTIES HERETO have duly executed this Amendment as of the date first written above.

                                      HELLER EQUITY CAPITAL CORPORATION



                                      By: ____________________________________
                                      Title: _________________________________



                                      MEDQUIST INC.



                                      By: ____________________________________
                                      Title: _________________________________



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